UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported)

May 5, 2011

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2011, SWS Group, Inc. (NYSE: SWS), announced that two of the nation’s leading proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), recommend that SWS Group stockholders vote “FOR” the issuance of warrants to each of Hilltop Holdings Inc. (NYSE: HTH) and Oak Hill Capital Partners (together, the “Investors”) pursuant to its definitive Funding Agreement with the Investors. ISS’ and Glass Lewis’ recommendations are relied upon by hundreds of major institutional investment firms, mutual funds and other fiduciaries.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued by SWS Group on May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

By:	/s/ Stacy M. Hodges
Stacy M. Hodges
Chief Financial Officer

Date: May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by SWS Group on May 5, 2011.